Revenue	6 Months Ended
Jun. 30, 2024
Revenue
Revenue

3.     Revenue

Collaboration with Genentech Inc.

In August 2018, Affimed entered into a strategic collaboration agreement with Genentech Inc. (Genentech), headquartered in South San Francisco, USA. Under the terms of the agreement, Affimed provided services related to the development of novel NK cell engager-based immunotherapeutics to treat multiple cancers. The Genentech agreement became effective at the beginning of October 2018. Under the terms of the agreement, Affimed received $96.0 million (€83.2 million) in initial upfront and committed funding on October 31, 2018. As of the end of 2022, Affimed had completed work on and/or handed over all product candidates for further investigation by Genentech.

The Group recognized €0.2 million and €0.3 million as revenue during the three and six months ended June 30, 2024 and 2023, respectively. The revenue recognized relates to a platform license. As of June 30, 2024, the Group held contract liabilities of €0.8 million (December 31, 2023: €1.1 million), which will be recognized as revenue in subsequent periods.

Under the terms of the agreement, Affimed is eligible to receive up to an additional $5.0 billion over time, including payments upon achievement of specified development, regulatory and commercial milestones. Affimed is also eligible to receive royalties on any potential sales.

Collaboration with Roivant Sciences Ltd.

On November 9, 2020, Affimed and Affivant Sciences GmbH (formerly Pharmavant 6 GmbH), a subsidiary of Roivant Sciences Ltd. (Roivant), announced a strategic collaboration agreement which granted Roivant a license to the preclinical molecule AFM32. Under the terms of the agreement, Affimed received $60 million in upfront consideration, comprised of $40 million in cash and pre-funded research and development funding, and $20 million of common shares in Roivant. We entered into an agreement with Roivant providing for the reversion to Affimed of all clinical development and commercialization rights for AFM32, effective April 29, 2024.

The Group recognized €0 million as revenue during the three and six months ended June 30, 2024 (2023: €1.1 million and €5.4 million respectively). As of December 31, 2023, Affimed had completed all work on the product candidate and by March 31, 2024 all remaining funds not utilised for the research project had been refunded. As of December 31, 2023, the liability of €1.4 million with regard to the refund was included under trade and other payables (Contract liabilities as at December 31, 2023: €0).

Contract balances

The following table provides information about receivables and contract liabilities from contracts with customers.

	June 30, 2024	December 31, 2023

Receivables	0	0
Contract liabilities	774	1,083

An amount of €0.2 million and €0.3 million included in contract liabilities at the beginning of the period has been recognized as revenue during the three and six months ended June 30, 2024.

The remaining obligation as of June 30, 2024 is approximately €0.8 million and is expected to be recognized as revenue over the next 15 months.

Disaggregation of revenue

	Three months	Three months	Six months	Six months
	ended	ended	ended	ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Geographic information
Revenue:
Germany	0	0	0	0
USA	154	1,390	309	5,900
	154	1,390	309	5,900

Major service lines:
Collaboration revenue	154	1,215	309	5,671
Service revenue	0	175	0	229
	154	1,390	309	5,900

Timing on revenue recognition:
Point in time	0	0	0	0
Over time	154	1,390	309	5,900
	154	1,390	309	5,900